Acquisitions and Other	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Acquisitions and Other
3. Acquisitions and Other
Dialogue Health Technologies
On October 3, 2023, we completed the acquisition of an additional 72% interest in Dialogue Health Technologies ("Dialogue"), as well as the ability to acquire the remaining interest in the future. Total consideration paid was cash of $272. With the existing 23% ownership, our total ownership interest increased to 95%. Dialogue is a Canadian-based health and wellness virtual care platform and will form a part of our Canada business segment.

The fair values of the identifiable assets and liabilities acquired were:

As at October 3, 2023(1)
Intangible assets	$193
Net assets	32
Liabilities(2)	(36)
Total identifiable net assets at fair value	189
Goodwill arising on acquisition(3)	161
Existing ownership interest	(78)
Total consideration	$272
(1)    The fair values of the identifiable assets and liabilities were subject to refinement and have been adjusted.
(2) Liabilities comprise of deferred tax liability and other liability representing minority interest.
(3)    Goodwill primarily reflects expected synergies and economies of scale with our existing business within Sun Life Health in Canada. Goodwill is not tax deductible.

Dialogue's management shareholders have the option to require us to purchase their shares ("other liability") commencing in 2029. We have a call option to acquire these remaining outstanding shares commencing in 2029. The fair value of the other liability was recognized in Other liabilities. Any changes to the carrying value of the other liability after the acquisition date will be recognized in the Consolidated Statement of Operations.
SLF of Canada UK Limited Disposition
On August 4, 2022, we entered into an agreement to sell SLF of Canada UK Limited ("Sun Life UK"). Effective April 3, 2023, we completed the sale of Sun Life UK to Phoenix Group Holdings plc. Sun Life UK manages life and pension policies as well as payout annuities blocks for UK Clients. Sun Life UK was closed to new sales and had operated as a run-off business since 2001. We retained our economic interest in the payout annuities business after the sale through a reinsurance treaty that is reported within our U.S. segment.

During the second quarter of 2023, a gain of $12 on the sale of the business was recognized in Total net income on the Consolidated Statements of Operations. The disposal is included within our Corporate business segment.
The details of the disposition are summarized as follows:

As at April 3, 2023
Cash consideration	$418
Less: Net assets	(359)
Less: Foreign currency translation, transaction costs, and other adjustments	(47)
Total gain recognized in Total net income in 2023	$12
Advisors Asset Management Inc.
On February 1, 2023, we completed the acquisition of a 51% interest, on a fully diluted basis, in Advisors Asset Management Inc. ("AAM"), as well as the ability to acquire the remaining interest in the future. AAM is a leading independent U.S. retail distribution firm, and forms part of our Asset Management business segment. AAM will become the U.S. retail distribution arm of SLC Management. Consideration included $250 (US$188) in cash.

The fair values of the identifiable assets and liabilities acquired were:

As at February 1, 2023(1)
Intangible assets	$385
Net assets	44
Deferred tax liability	(100)
Total identifiable net assets at fair value	329
Goodwill arising on acquisition(2)	134
Non-controlling interests(3)	(213)
Total consideration	$250

(1)    The fair values of the identifiable assets and liabilities were subject to refinement and have been adjusted.
(2)    Goodwill primarily reflects non-contractual customer relationships, including synergies from the combination of AAM with our existing investment management relationships within our Asset Management segment. Goodwill is not tax deductible.
(3)    We have elected to measure NCI at fair value for this acquisition. The fair value was determined by calculating the proportionate share of the present value of future cash flows relating to NCI. Significant assumptions inherent in the valuation of NCI include the estimated after-tax cash flows expected to be received and an assessment of the appropriate discount rate.

AAM minority shareholders also have the option to require us to purchase their shares ("put option") in 2028. We have a call option to acquire the remaining outstanding shares held by these minority shareholders commencing in 2028. The fair value of the put option liability was recognized in Other financial liabilities and any excess over the carrying amounts arising from transactions relating to non-controlling shareholders was recorded as a reduction to Retained earnings. Any changes to the carrying value of the financial liability after the acquisition date will be recognized in the Consolidated Statements of Operations.

As at February 1, 2023	Share purchase	Put option adjustments	Total
Cash consideration	$(250)	$—	$(250)
Intangible assets	384	—	384
Goodwill arising on acquisition	135	—	135
Net assets	44	—	44
Total assets	$313	$—	$313
Deferred tax liability	$(100)	$—	$(100)
Other financial liabilities — put option	—	(369)	(369)
Total liabilities	$(100)	$(369)	$(469)
Non-controlling interests	$(213)	$213	$—
Retained earnings	—	156	156
Total equity	$(213)	$369	$156
Other
On March 21, 2024, we sold a portion of our investment in Aditya Birla Sun Life AMC Limited. As a result of the disposition, our ownership interest was reduced by 6.3% and we generated gross proceeds of $136, which included a realized gain of approximately $98 (pre-tax). Subsequently on May 31, 2024, we completed the partial disposition through the sale of an additional 0.2% of ownership interest. After the disposition, we retained ownership of the listed entity of 30%.

On January 20, 2023, we announced our entry into a 15-year exclusive bancassurance partnership with Dah Sing Bank, Limited. This is our first exclusive bancassurance partnership in Hong Kong and will be a valuable complement to our existing network of insurance advisors. Effective July 1, 2023, we commenced the partnership. We will pay an amount of approximately $260 for this exclusive arrangement, with ongoing variable payments to Dah Sing Bank, Limited based on the success of the partnership.
Effective February 1, 2023, we completed the sale of our sponsored markets business to Canadian Premier Life Insurance Company (re-branded to Securian Canada). Our sponsored markets business includes a variety of association & affinity, and group creditor clients. We disposed of assets of approximately $638 and liabilities of approximately $638. Total consideration received consisted of cash consideration of $98 and contingent consideration of $25. During the first quarter of 2023, we recorded a pre-tax gain on the sale of the business of $102 in Other income on the Consolidated Statements of Operations. The gain on the sale of the business net of goodwill disposed, transaction costs and taxes is $65.